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                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.  20549

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                                       FORM 8-K/A

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                            Date of Report:  July 8, 1998
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                           MERIDIAN INDUSTRIAL TRUST, INC.
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                (Exact name of registrant as specified in its charter)



      Maryland                         1-14166                 94-3224765
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(State of Organization)          (Commission Number)      (IRS  Employer I.D.#)



455 Market Street, 17th Floor, San Francisco, California                  94105
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code     (415) 281-3900
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                                    Not Applicable
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            (Former name or former address, if changed since last report)



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Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, the
Registrant hereby amends its Report of Form 8-K dated July 2, 1998 by amending and restating Items 5 and 7 thereof in its entirety as follows:

ITEM 5.   OTHER EVENTS.

On April 2, 1998, Meridian Industrial Trust, Inc. (the "Company") completed the acquisition of a property located in Ontario, California for total consideration of $12.3 million. In order to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission regarding audits of acquisitions which are individually insignificant but when taken together with other acquisitions are in the aggregate significant, the Company hereby files the accompanying statements of revenues and certain expenses of the 5141 E. Santa Ana Property for the year ended December 31, 1997 and for the three months ended March 31, 1998.

In addition, the Company is providing as part of this Report on Form 8-K pro forma condensed consolidated financial information relating to certain acquisitions, divestitures and certain other transactions completed through June 30, 1998.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

          (c)  EXHIBITS. The following exhibits are attached to this report:

               23.1 Consent of Independent Public Accountants.

               99.1 Statements of Revenues and Certain Expenses of the
                    5141 E. Santa Ana Property for the year ended
                    December 31, 1997 and the three months ended
                    March 31, 1998.

               99.2 Pro Forma Condensed Consolidated Financial Information.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MERIDIAN INDUSTRIAL TRUST, INC.



Date:     July 8, 1998             By:
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                                           Robert A. Dobbin
                                           Secretary